UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2010

GOLD RESOURCE CORPORATION
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-34857 (Commission File Number)	84-1473173 (I.R.S. Employer Identification No.)

2886 Carriage Manor Point
Colorado Springs, CO 80906
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number including area code:   (303) 320-7708

222 Milwaukee Street, Suite 301
Denver, CO 80206
(Former name or former address, if changed since last report)

    Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 19, 2010, Gold Resource Corporation (the “Company”) executed a securities purchase agreement (“Securities Purchase Agreement”) with several entities pursuant to which the Company agreed to sell, and the entities agreed to buy, a total of 3,475,000 shares of the Company’s common stock for aggregate gross proceeds of $55.6 million in a private placement (the “Private Placement”).  Concurrently, the Company executed a registration rights agreement (“Registration Rights Agreement”) with each entity pursuant to which the Company agreed to register the common stock purchased by each entity for resale with the Securities and Exchange Commission (the “SEC”).  On September 23, 2010, the Company completed the sale of the 3,475,000 shares of common stock.

Pursuant to the terms of the Securities Purchase Agreement, the Company agreed to sell its common stock for a price of $16 per share.  The Securities Purchase Agreement contained representations, warranties, covenants and conditions customary for a transaction of this nature.  For additional terms and conditions of the Private Placement as described in the Securities Purchase Agreement, see Item 3.02, below.

Pursuant to the terms of the Registration Rights Agreement, the Company agreed to register common stock sold in the transaction with the SEC on behalf of the purchasers.  Specifically, the Company agreed to use its reasonable best efforts to:  (i) file a registration statement with the SEC as soon as possible following the Closing Date, but in no event later than 30 days after the Closing Date, (ii) cause the registration statement to be declared effective by the SEC, and (iii) keep the registration statement continuously effective until the earliest of (x) the date when all of the common stock has been sold, (y) the date when all of the common stock may be sold without volume or manner of sale restrictions under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”) and without the requirement for the Company to be in compliance with the current public information requirements thereunder, or (z) the date when all of the common stock ceases to be outstanding.  If for any reason the Company is unable to include all of the common stock sold in the transaction on the registration statement initially filed with the SEC, then the Company agreed to file one or more subsequent registration statements until all of the common stock has been registered for resale.  The Company agreed to pay all fees and expenses incident to its performance of its obligations under the Registration Rights Agreement, except underwriting discounts and selling commissions.  The Company and each of the purchasers agreed to indemnify each other against certain liabilities incurred in connection with the Registration Rights Agreement or the information contained in the registration statement, any prospectus included therein, or any amendment or supplement thereto.

The descriptions in this report of contracts, agreements or other arrangements to which the Company is party are summaries only and are not necessarily complete.  Reference is made to the complete text of each such document, filed as an exhibit or incorporated herein by reference.  See Item 9.01, Financial Statements and Exhibits, below.

Item 3.02	Unregistered Sales of Equity Securities.

As described above, the Company sold 3,475,000 shares of its common stock on September 23, 2010, in a transaction that was not registered under the Securities Act.  Each share of common stock was sold for a price of $16 for total gross proceeds of $55.6 million.  The Company paid a cash commission of $3,336,000 to Jefferies & Company, Inc. (“Jefferies”) in connection with that transaction.  Jefferies acted as the placement agent in connection with the Private Placement.

The common stock was sold by the Company in transactions exempt from the registration requirements of the Securities Act pursuant to Rule 506 of Regulation D or in transactions that did not require registration under the Securities Act pursuant to Rule 903 of Regulation S.  Each purchaser of the common stock pursuant to Rule 506 was an institutional “accredited investor” within the meaning of Rule 501 of Regulation D.  Further, the Company did not engage in any general solicitation or advertising in connection with the offer or sale of the common stock and exercised reasonable care in connection with the transaction to ensure that the purchasers were not underwriters, including placement of legends restricting transfer on certificates representing the securities.

The sale of common stock in the Private Placement was also made outside the United States in reliance on the provisions of Regulation S of the Securities Act.  In connection with the sale pursuant to Rule 903:

(i)	The offer was not made to a person in the United States and at the time the buy order was originated, the Company believed that the buyer was outside the United States;

(ii)	No directed selling efforts were conducted in the United States; and

(iii)	(a)	Offering restrictions were implemented; and

(b)
(1) The offer and sale of the securities were not made to a U.S. person or for the account or benefit of a U.S. person; (2) each purchaser of the securities certified that it was not a U.S. person and was not acquiring the securities for the account or benefit of a U.S. person; (3) each purchaser of the securities agreed to resell such securities only in accordance with the provision of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration and further agreed not to engage in hedging transactions with regard to said securities unless in compliance with the Securities Act; (4) the Company caused a legend to be placed on the certificates representing the shares noting the restrictions on transfer in accordance with Regulation S; and (5) the Company is required by contract to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed with this report:

10.1	Form of Securities Purchase Agreement between the Company and certain purchasers dated September 19, 2010; and

10.2	Form of Registration Rights Agreement between the Company and certain purchasers dated September 19, 2010.

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995.

With the exception of historical matters, the matters discussed in this report and other written or oral statements made by or on behalf of the Company may include forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained herein. These forward-looking statements may be identified by words such as “may,” “could,” “should,” “expects,” “believes,” “anticipates,” “hopes,” “estimates,” “plan” and similar words and expressions.  Such forward-looking statements are only predictions and statements of our beliefs; they are not guarantees of performance.  Factors that could cause actual results to differ materially from projections or estimates include, among others, precious metals prices, economic and market conditions and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2009, and other filings with the SEC. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: September 23, 2010	By:	/s/ William W. Reid
	Name:	William W. Reid
	Title:	Chief Executive Officer

Exhibit Index

The following is a list of the Exhibits filed with this report.

Exhibit Number	Description of Exhibit

10.1	Form of Securities Purchase Agreement between the Company and certain purchasers dated September 19, 2010; and

10.2	Form of Registration Rights Agreement between the Company and certain purchasers dated September 19, 2010.